Acquisition of Florida Bank Group, Inc. October 3, 2014 Exhibit 99.2

Safe Harbor And Legend
2
Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in IBERIABANK
Corporation’s periodic filings with the SEC.
In connection with the proposed merger, IBERIABANK Corporation will file a Registration
Statement on Form S-4 that will contain a proxy statement / prospectus. INVESTORS AND
SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT /
PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE,
BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement / prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and Florida Bank Group, Inc., without charge, at the SEC’s website at http://www.sec.gov. Copies of the proxy statement / prospectus and the SEC filings that will be incorporated by reference in the proxy statement / prospectus may also be obtained for free from the IBERIABANK Corporation website, www.iberiabank.com, under the heading “Investor Information”.
This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of Florida Bank Group, Inc. common stock, nor is it an offer to sell shares of IBERIABANK
Corporation common stock which may be issued in any proposed merger with Florida Bank
Group, Inc.  The issuance of IBERIABANK Corporation common stock in any proposed merger with Florida Bank Group, Inc. would have to be registered under the Securities Act of 1933, as amended (the “Act”), and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

3 3 3 3 3 3
Transaction Rationale
•
In market and new-market acquisition of a Florida-based commercial bank based in Tampa, Florida
•
Established and complementary customer profile
•
13 branch offices located in Florida – eight offices in Tampa, three in Jacksonville, one in Sarasota and one in Tallahassee
•
Small Business focus with $400 million in deposits and $329
million in gross loans
•
Adds approximately $524 million in assets
•
Neutral to 2015 earnings per share and accretive thereafter
•
Tangible book value dilution of less than 1% excluding one-time acquisition and conversion related costs on a pro forma basis at June
30, 2014
•
Tangible book value breakeven, including one-time acquisition and conversion related costs, of approximately two years
•
Transaction has limited impact on capital ratios
•
Anticipate internal rate of return in excess of 20%
•
Comprehensive due diligence completed, including credit review
•
Strong credit culture and asset quality
•
Limited loss content expected (2% of gross loans)
•
Conversion and integration experience reduces integration risk
Compelling
Strategic
Rationale
Financially
Attractive
Low Risk

4 4 4 4 4 4
Transaction Overview
•
Combination cash and common stock with aggregate cash
consideration not to exceed 50% of total consideration
•
$7.81 in cash per Florida Bank Group common share, and
•
Fixed exchange ratio of 0.149 of a share of IBKC common stock for each Florida Bank Group share within price collars and floating exchange ratios outside of the collars
(1),
•
$87 million
(1)
for common stock outstanding based on IBKC
closing price of $62.61 on October 2, 2014
•
$17.14 per Florida Bank Group share outstanding
(1)
•
$3.5 million in cash liquidation value of options
•
Completed comprehensive due diligence
•
Florida Bank Group shareholder approval
•
Customary regulatory approvals
•
Expected closing in first quarter of 2015
Consideration
Deal Value
Valuation
Multiples
Due Diligence
Required
Approvals
Timing
Common and           With All Other
Preferred Adjustments
(2)
•
Price / Total Book: 142% 126%
•
Price / Tangible Book:       142% 126%
(1) If the weighted average trading price of IBERIABANK common stock were to decline to or go below $56.79 per share, or to reach or exceed $76.83 per share, over a specified period, the value of the common stock portion of the transaction would become fixed and the exchange ratio would float
(2) Assumes the impact of cash liquidation for options, reversal of $23.4 million of deferred tax asset valuation allowance, credit loss assumptions, interest rate adjustments and fair value marks to facilities

5 5 5 5 5 5
Pricing Overview
Credit, interest rate and facilities marks are shown net of tax
Dollars in thousands
IBKC Common Stock Price - 10/02/14 $62.61
Purchase Price Per Share of FBG $17.14
Amount
($000s)
Common
Equivalent
Shares
Common
Equity per
Share
Purchase
Multiple
Common Equity 36,195 $   2,471,745 14.64 $     117%
Preferred Stock 24,800 2,480,000 10.00 171%
Subtotal Equity 60,995 $   4,951,745 12.32 $     139%
Warrants 100 $        100,000 1.00 $       1714%
Options - - - -
With Options & Warrants 61,095 $   5,051,745 12.09 $     142%
Deferred Tax Asset 23,395 $
Liquidation of Options (3,519)
Credit Loss, Net of Allowance 910
Interest Rate Adjustment (5,590)
With Credit & Interest Marks 76,291 $   5,051,745 15.10 $     113%
Facility FMV Adjustment (7,475) $
Total With Facilities FMV 68,816 $   5,051,745 13.62 $     126%

• IBKC
Florida Bank Group
Jacksonville
Live Oak
Perry
Gainesville
Cross City
Ocala
Daytona Beach
Port Orange
Beverly Hills
Sanford
Spring Hill
Pine Hills
Orlando
Merritt Island
Clearwater
Lakeland
Kissimmee
Palm Bay
Winter Haven
Fort Pierce
Port St Lucie
North Port
Port Charlotte
West Palm Beach
Belle Glade
Boynton Beach
Fort Lauderdale
Hollywood
Pembroke Pines
Hialeah

6 6 6 6 6 6
Enhances Our
Florida Franchise
Deposit Market Share
Source: SNL Financial, June 30, 2013
•
Total Gross Loans: $329 million
•
Total Assets: $524 million
•
Total Deposits: $400 million
•
Total Equity: $36 million common equity
and $25 million in convertible preferred
equity
Rank Institution Branches
Deposits
($ mm)
Market
Share %
1 Bank of America Corp. 608 81,494 18.90
2 Wells Fargo & Co. 650 69,468 16.11
3 SunTrust Banks Inc. 510 42,022 9.75
4 Regions Financial Corp. 363 18,609 4.32
5 JPMorgan Chase & Co. 385 18,528 4.30
6 BB&T Corp. 325 16,186 3.75
7 Citigroup Inc. 57 13,932 3.23
8 EverBank Financial 16 13,743 3.19
9 Toronto-Dominion Bank 167 9,373 2.17
10 Fifth Third Bancorp 171 9,219 2.14
21 Pro Forma IBKC 50 2,910 0.67
24 IBERIABANK Corp. 37 2,458 0.57
73 Florida Bank Group 13 452 0.10
Total For Institutions In Market 5,474 431,189
State Of Florida

Tarpon Springs
Keystone
Cheval
Lutz
Pebble Creek
275
St Joseph Sound
Palm Harbor
Lake Magdalene
301
Westchase
Carrollwood Village
Temple Terrace
Thonotosassa
Oldsmar
597
Dunedin
Egypt Lake-Leto
Safety Harbor
Town 'n' Country
600
4
Mango
Clearwater
60
611
Orient Park
651
Old Tampa Bay
Tampa
Brandon
Largo
Toll
41
Rocks Beach
688
618
Hillsborough Bay
75
92
686
MacDill Air Force Base
Riverview
Seminole
Pinellas Park
Gibsonton
Lealman
595
672
Treasure Island
St Petersburg
St Pete Beach
Gulfport
IBKC Mortgage Offices
Florida Bank Group

7 7 7 7 7 7
Tampa Market
Source: SNL Financial, June 30, 2013
3000 Cove Bend Drive,
Tampa, $29.5 million
4105 North Himes Ave,
Tampa, $17.3 million
201 North Franklin St,
Tampa, $92.2 million
500 4 St North,
St Petersburg, $24.9 million
777 Pasadena Ave S,
St. Petersburg, $77.0 million
612 S Dale Mabry,
Tampa, $35.3 million
3065 34    St North
St Petersburg, $20.0 million
•
Eight branches in Tampa-St. Petersburg market
•
Four owned and four leased branches
•
Total market deposits of $316 million
•
Average deposits per branch of $40 million
•
Two IBKC Mortgage office consolidations
3100 Tampa Rd,
Oldsmar, $20.1 million
th
th

Jacksonville
Royal Terrace
Mayport
Atlantic Beach
Neptune Beach
Atlantic Blvd
Jacksonville Beach
Beachwood
Cedar Hills Estates
San Marco
Butler Blvd
Ponte Vedra Beach
Ortega
Duclay
Beauclerc
South Side
Philips Hwy
Southside Blvd
Buckman Bridge
Bellair
Orange Park
Former IBKC Branches
Florida Bank Group

FLORIDA BANK

8 8 8 8 8 8
Jacksonville Market
Source: SNL Financial, June 30, 2013
135 West Bay Street
Jacksonville, $26.8 million
4211 San Juan Ave
Jacksonville, $19.4 million
250 Route A1A North
Ponte Vedra Beach, $29.6 million
•
Three branches in Jacksonville - two owned and one leased
•
Total market deposits of $76 million
•
Average deposits per branch of $25 million
•
More favorable locations than IBKC’s previous Jacksonville branches

SR-70 E
Bayshore Gardens
Whitfield Estates
301
75
Riva Trace
Sarasota Bay
North Sarasota
Desoto Lakes
boat Key
Kensington Park
Fruitville
Bird Key
Lido Key
41
Sarasota Springs
Ridge Wood Heights
Lake Sarasota
South Sarasota
Bee Ridge
Clark Rd
Gulf Gate Estates
• IBKC
■ Florida Bank Group

Lake Jackson
Oak Knoll Estates
N Monroe St
Thomasville Rd
Bellwood Estates
Bridle Path Acres
10
St Peter
Hartsfield Rd
W Tharpe St
Mahan Dr
Perkins
E 7th Ave
27

9 9 9 9 9 9
Sarasota Tallahassee
Source: SNL Financial, June 30, 2013
•
One owned branch in Sarasota
•
Total market deposits of $17 million
•
Consolidate into existing IBKC branch system
•
One owned branch in Tallahassee
•
Total market deposits of $43 million

10 10 10 10 10 10
Florida MSA Deposit Market Share
Source: SNL Financial, June 30, 2013
Tampa-St. Petersburg-Clearwater, FL
Rank Institution Branches
Deposits
($ mm)
Market
Share %
1 Bank of America Corp. 94 10,559 19.31
2 Wells Fargo & Co. 87 10,176 18.61
3 SunTrust Banks Inc. (GA) 97 7,765 14.20
4 Regions Financial Corp. 79 5,415 9.90
5 Fifth Third Bancorp 44 3,019 5.52
6 BB&T Corp. 47 2,619 4.79
7 USAmeriBancorp Inc. 13 1,383 2.53
8 JPMorgan Chase & Co. 56 1,280 2.34
9 Tampa Bay Banking Co. 10 1,133 2.07
10 TFS Financial Corp (MHC) 5 1,131 2.07
21 Florida Bank Group 8 316 0.58
Total For Institutions In Market 767 54,683
Jacksonville, FL
Rank Institution Branches
Deposits
($ mm)
Market
Share %
1 Bank of America Corp. 35 20,164 42.12
2 EverBank Financial 6 12,061 25.20
3 Wells Fargo & Co. 62 5,560 11.61
4 SunTrust Banks Inc. 27 2,049 4.28
5 BBVA 25 1,646 3.44
6 Regions Financial Corp. (AL) 24 1,165 2.43
7 BB&T Corp. (NC) 14 556 1.16
8 Ameris Bancorp 10 507 1.06
9 Toronto-Dominion Bank 8 507 1.06
10 Jacksonville Bancorp Inc. 9 451 0.94
24 Florida Bank Group 3 76 0.16
Total For Institutions In Market 316 47,868
Tallahassee, FL
Rank Institution Branches
Deposits
($ mm)
Market
Share %
1 Capital City Bank Group Inc. 19 929 18.22
2 SunTrust Banks Inc. 9 823 16.14
3 Wells Fargo & Co. 8 590 11.58
4 Bank of America Corp. 7 511 10.03
5 Home BancShares Inc. 9 466 9.14
6 FMB Banking Corp. 5 306 6.01
7 BB&T Corp. 3 261 5.13
8 Synovus Financial Corp. 4 241 4.72
9 Regions Financial Corp. 5 231 4.53
10 Hancock Holding Co. 4 205 4.02
16 Florida Bank Group 1 43 0.85
Total For Institutions In Market 88 5,097
North Port-Sarasota-Bradenton, FL
Rank Institution Branches
Deposits
($ mm)
Market
Share %
1 Bank of America Corp. 35 3,118 18.69
2 Wells Fargo & Co. 30 2,559 15.34
3 SunTrust Banks Inc. 31 2,151 12.89
4 BB&T Corp. 20 1,152 6.91
5 Fifth Third Bancorp 16 740 4.44
Pro Forma IBKC 9 638 3.82
6 IBERIABANK Corp. 8 621 3.72
7 JPMorgan Chase & Co. 19 601 3.61
8 Northern Trust Corp. 3 518 3.11
9 Regions Financial Corp. 16 502 3.01
10 Bank of Montreal 11 474 2.84
39 Florida Bank Group 1 17 0.10
Total For Institutions In Market 302 16,680

11 11 11 11 11 11
Credit Summary
Source: SNL Financial and Company documents
Data as of June 30, 2014
Diligence Scope
•
Approximately 90 people involved in due diligence
process; credit team included 25 associates
performing both on-site credit file and off-site credit
portfolio reviews
•
Reviewed 99% of outstanding loan balances and
nearly 99% of total number of loans
•
Approximately one-third of the loans were reviewed
on-site with the remainder analyzed by off-site
portfolio review
Loan Portfolio Comments
•
Majority are in-market loans
•
Primarily focused on real estate and small business
lending
•
Good asset quality metrics:
•
NPA / assets = 0.55%
•
Nonaccrual loans / loans = 0.56%
•
Allowance for loan losses of $8.0 million
•
Credit mark of approximately $6.6 million on a pre-tax
basis
Loan Portfolio Composition
Loan Type
Balance
($ millions) % of Total
CRE - Owner Occupied $87.7 26.7%
CRE - Non Owner Occupied 70.2              21.4%
1-4 Family Residential 67.6              20.6%
HELOC 36.4              11.1%
Commercial & Industrial 26.9              8.2%
C&D 20.0              6.1%
Multifamily Loans 11.5              3.5%
Consumer & Other 4.2                1.3%
Other 3.9                1.2%
Total Loans $328.6 100.0%

12 12 12 12 12 12
Costs and Synergies
Merger Considerations
•
No corporate or bank board seats
•
Florida Bank Group board members
invited to join IBKC’s local Advisory
Boards
•
One employment contract
•
Savings equate to approximately
31% compared to Florida Bank
Group’s total expenses
•
Branch and office consolidations
anticipated
•
One branch consolidation in
Sarasota
•
Consolidate operations center
•
Consolidate mortgage offices with
existing IBKC mortgage
Approximately $20 million in pre-tax costs:
•
$6.4 million in lease terminations
•
$5.6 million in contract terminations
•
$2.7 million in severance/retention payments
•
$1.1 million in system conversions
•
$0.6 million in marketing/communications
•
$3.6 million in other merger-related expense
Merger-Related Costs
DTA Allowance Reversal
•
Reversal of Deferred Tax Asset Allowance
and utilization of prior NOL carryforwards
of approximately $24 million

13 13 13 13 13 13
Financial Assumptions & Impact
Conservative
Financial
Assumptions
Attractive
Financial
Impact
Other Marks:
Cost Savings:
Merger Related Costs:
•
Gross loss estimate of $6.6 million on a pre-tax basis
(2% of gross loan portfolio)
•
Loss estimate is less than current allowance for loan
losses of $8.0 million
•
Aggregate negative $1.2 million in other marks, including
securities portfolio, loan rate, allowance for loss reversal,
OREO, fixed assets, FHLB marks
•
Annual run-rate cost savings of approximately $5 million
on a pre-tax basis
•
Represents approximately of 31% of Florida
Bank’s anticipated 2014 non-interest expenses
•
Savings expected to be achieved within six months
of closing
•
Approximately $20 million on a pre-tax basis
•
Neutral to 2015 EPS and accretive thereafter
•
Tangible book value dilution of less than 1% excluding one-time acquisition and conversion related costs on a pro forma basis at June 30, 2014
•
Tangible book value breakeven, including one-time acquisition and conversion related costs, in approximately two years
•
Strong pro forma capital ratios:
•
Tangible common equity ratio  = 8.4%
•
Total risk based capital ratio = 12.6%
•
Internal rate of return over 20%; well in excess of our cost of capital
Credit Mark:

Appendix

15 15 15 15 15 15
Management/Board of Directors
Susan "Susie" Martinez - President and Chief Executive Officer of Florida Bank Group, Inc.
Served as Senior Executive Vice President and Florida Regional President of Regions Financial Corporation
until December 2007. Prior to the merger with Regions in 2006, Ms. Martinez served as the head of the Florida
Banking Group at AmSouth Bank. Prior to joining AmSouth in 1998, Ms. Martinez spent more than 25 years with
Barnett Bank and First Florida Bank, and held various positions, including Executive Vice President and Senior
Retail Executive for the Tampa, Florida market.
Board of Directors:
Robert Rothman Chairman of the Board of Florida Bank Group, Inc. since January 2002.
Served as Chairman and CEO of Consolidated International Group, a
multinational financial services company, from 1987 to 1999
N. Troy Fowler Director since 2004.  Director of Triad Foundation, Inc.
Thomas E. Gibbs Director since 2002.  Founding partner of Dewey & LeBoeuf’s Florida office.
Lewis S. Lee, Jr. Director since September 2007.  President of Estabrook Capital
Management LLC
Stanley Calderon
D. Scott Lutrell Founder, Chairman and Chief Investment Officer of LCM Group, Inc. from
1988 until 2011
Lisa Smithson Director since 2009.  Managing Partner of IS and Company, a Tampa Bay,
Florida based accounting firm
Charles B. Tomm Director since 2007. CEO of Brumos Automotive

16 16 16 16 16 16
Tampa Market
•
Economy in Tampa-St. Petersburg-Clearwater progressing towards full recovery
•
Jobless rate of 6.4% with workers entering job market as fast as jobs are being created
•
Household employment has surpassed pre-recession peak
•
Financial services capital of Florida
•
Low tax burden and office rents
•
University of South Florida draws high-skilled workers and research and development firms
•
Strong demographic trends
•
Expanding port
Source: Moody’s Analytics, July 2014

COMPARATIVE EMPLOYMENT AND INCOME

Sector	% of Total Employment			Average Annual Earnings		
	TAM	FL	U.S.	TAM	FL	U.S.
Mining	0.0%	0.1%	0.6%	$52,063	$34,364	$126,685
Construction	4.8%	4.9%	4.3%	$46,158	$46,660	$58,586
Manufacturing	5.1%	4.2%	8.8%	$67,149	$65,954	$77,169
Durable	*66.9%*	*66.8%*	*62.8%*	*nd*	*$69,307*	*$78,430*
Nondurable	*33.1%*	*33.2%*	*37.2%*	*nd*	*$59,698*	*$75,058*
Transportation/Utilities	2.3%	3.3%	3.7%	$55,243	$53,187	$64,250
Wholesale Trade	4.2%	4.2%	4.2%	$73,853	$74,743	$79,805
Retail Trade	12.4%	13.3%	11.1%	$34,108	$32,029	$32,229
Information	2.2%	1.8%	2.0%	$83,750	$74,962	$96,294
Financial Activities	8.5%	6.8%	5.8%	$40,919	$33,145	$47,849
Prof. and Bus. Services	17.0%	14.7%	13.6%	$55,891	$49,558	$63,688
Educ. and Health Services	15.7%	14.9%	15.5%	$53,532	$50,073	$51,543
Leisure and Hosp. Services	11.3%	13.7%	10.4%	$27,836	$27,442	$24,522
Other Services	3.6%	4.0%	4.0%	$31,201	$28,785	$33,733
Government	12.9%	14.2%	16.0%	$68,097	$68,543	$71,281

Sources: Percent of total employment — BLS, Moody's Analytics, 2013, Average annual earnings — BEA, Moody's Analytics, 2012

45
42
38
34
30
02 03 04 05 06 07 08 09 10 11 12 13
2013
TAM $41,396
FL $41,692
U.S. $44,543

Sources: BEA, Moody's Analytics

HIGH-TECH EMPLOYMENT

		% of total
TAM	63.3	5.4
U.S.	6,431.1	4.7

HOUSING-RELATED EMPLOYMENT

		% of total
TAM	135.1	11.5
U.S.	12,401.4	9.1

TOP EMPLOYERS

MacDill Air Force Base	19,000
Verizon Communications	14,000
University of South Florida	12,661
Tampa International Airport	7,060
Tampa General Hospital	6,600
Shriners Hospital for Children	5,378
St. Joseph's Hospital	5,242
JPMorgan Chase & Co.	5,237
Freedom Village	5,000
Publix Super Markets Inc.	4,630
TECO Energy Inc.	4,290
James A. Haley Veterans Hospital	4,240
Bay Pines VA Healthcare Center	3,800
Bank of America Corp.	3,754
Outback Steakhouse Inc.	3,625
Busch Gardens	3,500
Caspers Co.	3,434
Morton Plant Hospital	3,300
University Community Hospital	3,100
Citibank NA	3,000

Sources: Guide to Military Installations, 2011, Pinellas County Economic Development, 2014, Tampa Bay Business Journal, Book of Lists, 2013

PUBLIC

Federal	22,713
State	24,938
Local	104,418

2013

17 17 17 17 17 17 Tampa Market Source: Moody’s Analytics, July 2014 $ in thousands 000’s 000’s

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
10%
7%
7%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Actual
Forecast

$350k
$300k
$250k
$200k
$150k
$100k
$50k
$0k
1990 1995 2000 2005 2010 2015
Equilibrium Price
Actual Price
Equilibrium Forecast
Actual Forecast

8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Market Job Growth
US Average

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Unemployment Rate
US Average

18 18 18 18 18 18
Tampa Market
Home Price Change
Home values for Tampa-
St. Petersburg-Clearwater are forecast to
increase by 10 percent over the next 12 months. Nationally, prices are forecast to increase by 7.3 percent.  In the second and third year, prices are forecast to increase 7% and 7%, respectively
Home Price Change
Home prices in this market peaked in Q4 2006 at $259,646. Since their peak, prices have fallen by 32%. In the last 12 months, prices have gone up by 10 percent. The average home price in this market is currently $176,535.
Job Growth In the past 12 months, jobs in this market have grown by 1.8 percent. This compares to a national increase of 1.9 percent.
Job Growth
Unemployment
The Unemployment Rate in July 2014 was 6.8% versus 7.3% last year.
Source: Local Market Monitor

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Population Growth
US Average

$1300
$1200
$1100
$1000
$900
$800
$700
$600
$500
$400
2000
2005
2010
2015
2017
Actual Rent
Forecast

3000
2500
2000
1500
1000
500
0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Single Family
Multi Family

Industry	% of Total	US % of Total	Jul 2014	12-Month Job Growth	US 12-Month Job Growth
Construction/ Mining	5%	5%	58,400	+2.6%	+3.6%
Manufacturing	5%	9%	61,100	+1.8%	+1.5%
Finance	9%	6%	100,900	+1.0%	+0.7%
Retail Trade	13%	11%	150,000	+3.2%	+2.0%
Business & Prof. Services	17%	14%	207,400	+3.5%	+3.5%
Health Care & Education	16%	15%	185,800	+2.1%	+1.8%
Tourism/Hotels	11%	11%	134,700	+1.1%	+2.6%
Government	12%	15%	141,700	-0.1%	+0.5%
Total	**100%**	**100%**	**1,185,400**	**+1.8%**	**+1.9%**

19 19 19 19 19 19
Tampa Market
Population Growth
The population in this market grew 0.6% in 2012, while the US population grew 0.7%.
Rent Per Month
We forecast rents to increase 17 percent over the next three years in this market, to an average of $1246 per month, partly due to higher inflation
Total housing permits in July 2014 were up 83 percent from last year.
Single family permits were up 43 percent.
Housing Permits Employment By Industry
Source: Local Market Monitor

IBERIABANK
Corporation™

Member FDIC EQUAL HOUSING LENDER